PLAN AND AGREEMENT OF REORGANIZATION



         THIS PLAN AND AGREEMENT OF REORGANIZATION, dated as of October 2, 2000 (hereinafter referred to as the "Plan"), is made by and between PACIFICA BANCORP, INC., a Washington corporation (hereinafter referred to as the "Holding Company"), and PACIFICA BANK, a Washington corporation (hereinafter referred to as the "Bank").

                                    RECITALS
                                    --------

         A. The Holding Company is a business corporation duly organized under the laws of the State of Washington, formed for the purpose of becoming a registered bank holding company within the meaning of the Federal Bank Holding Company Act of 1956, as amended. It has its registered office in Bellevue, King County, Washington.

         B. The Bank is a banking corporation organized and existing under the laws of the State of Washington, with its principal office in Bellevue, King County, Washington.

         C. The Board of Directors of the Bank and the Holding Company believe that the reorganization described herein will permit greater flexibility in responding to the changing financial requirements of banking customers and in meeting the competition of other financial institutions.

                                    ARTICLE 1

                                TERMS OF EXCHANGE

         1.1 Exchange Date. The Exchange Date shall follow the occurrence of all events required by Section 2.3 hereof, and shall be such date as is agreed to by the parties.

         1.2 Transfer and Exchange. Pursuant to Title 30.04.550 et seq. of the Revised Code of Washington, on the Exchange Date, (i) each outstanding share of common stock of the Bank shall be deemed transferred by virtue of this Plan to the Holding Company in exchange for two (2) shares of the common stock of the Holding Company, and (ii) all options to purchase shares of the Bank common stock which are outstanding immediately prior to the consummation of the reorganization shall be converted into options to purchase shares of common stock of the Holding Company, with the number of shares subject to the option being multiplied by two, and the exercise price and the duration of the option remaining unchanged, except to reflect the 2-for-1 split that is part of this reorganization. No separate documents of assignment or transfer shall be required to effect such exchange or conversion.

         1.3 Exchange of Certificates. Each former shareholder of the Bank whose shares are exchanged for the Holding Company shares pursuant to Section 1.2 hereof shall be issued certificates evidencing such Holding Company shares upon delivering to the Holding Company the stock certificate or certificates formerly representing the holder's Bank shares.

         To encourage the prompt submission of such certificates by the persons receiving the Holding Company shares in the exchange, any dividends which become payable with respect to their Holding Company shares will be withheld, without interest, until they submit such Bank shares for exchange.

         1.4 Payment to Dissenters. Any shareholder of the Bank who exercises his or her right to dissent must, in accordance with State law, surrender his or her appropriate stock certificates evidencing shares in the Bank within thirty
(30) days after the date of approval of the Plan by the Bank shareholders. At such time, such dissenters shall cease to be shareholders of the Bank (subject to consummation of the reorganization). The sole right of such dissenters shall thereupon be to receive payment, following consummation of the reorganization, of the value of their surrendered shares as provided by applicable State law. Such payments to dissenters shall be made by the Bank.

                                    ARTICLE 2

                          EVENTS PRECEDING CONSUMMATION

         2.1 Presentation to Bank Shareholders. As soon as reasonably possible, the Bank shall cause this Plan to be presented to its shareholders for approval by the holders of at least two-thirds of the outstanding capital stock of the Bank at a meeting of the shareholders, duly called by the directors, upon notice provided in accordance with applicable law.

         2.2 Submission to Regulatory Authorities, etc.

                  (a) Representatives of the Bank and the Holding Company shall prepare and file an application for approval of the reorganization with the Washington Department of Financial Institutions, Division of Banks, shall file Articles of Exchange with the Washington Secretary of State, and shall file with any other administrative bodies, departments, agencies, and boards which may have jurisdiction, such other documents and instruments as shall be necessary or desirable, in the opinion of management acting on advice of counsel for the Holding Company, to assist in the securing of approval of such reorganization.

                  (b) Representatives of the Holding Company shall prepare and file with the Board of Governors of the Federal Reserve System a Notice or Application, as appropriate, and any other documents and instruments as shall be necessary or desirable, in the opinion of management acting on advice of counsel for the Holding Company, to assist in effecting the reorganization.

                  (c) Representatives of the Bank shall request an opinion from the Bank's counsel, Davis Wright Tremaine LLP, to the effect that the exchange will qualify as a tax-free exchange pursuant to applicable provisions of the Internal Revenue Code.

                  (d) The proper officers of the Holding Company and of the Bank shall, in the name and on behalf of the Holding Company and the Bank, make all such arrangements, do and


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

perform all such acts and things, and prepare, execute and deliver all such certificates, notices, applications and other instruments and documents as may be reasonably necessary or appropriate in order to consummate the transaction herein described.

         2.3 Required Approvals. The exchange shall not be consummated until each of the following events has occurred:

                  (a) The Board of Directors of the Holding Company shall have approved this Plan and the plan of reorganization embodied herein.

                  (b) A majority of the entire Board of Directors and the holders of two-thirds of the outstanding stock of the Bank shall have approved this Plan and the plan of reorganization embodied herein.

                  (c) The Washington Department of Financial Institutions, Division of Banks, shall have approved the reorganization contemplated by this Plan and shall have issued a certificate of reorganization to the Bank.

                  (d) The Board of Governors of the Federal Reserve System shall not have objected to the Notice of the proposed reorganization contemplated by this Plan or shall otherwise have approved an Application by the Holding Company filed pursuant to the Bank Holding Company Act of 1956, as amended.

                  (e) Davis Wright Tremaine LLP shall have issued an opinion to the effect that the exchange will qualify as a tax-free exchange pursuant to applicable provisions of the Internal Revenue Code.

                                    ARTICLE 3

                                   TERMINATION


         3.1 Right of Termination. This Plan may be terminated and the plan of reorganization abandoned by either party by resolution of its Board of Directors at any time prior to the Exchange Date if for any reason the consummation of the reorganization is considered inadvisable in the opinion of such Board of Directors.

         3.2 Automatic Termination. In the event that on the Exchange Date less than eighty percent (80%) of the Bank's outstanding shares are entitled to be exchanged for the Holding Company shares, as provided in this Plan, then the Exchange shall not be consummated and this Plan shall automatically terminate and be of no further effect.


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

         WITNESS the signatures of the corporate parties, each hereunto set by its President and attested by its Secretary.

                                        PACIFICA BANK


                                        By:
                                            ------------------------------------
                                                 Jeffery C. Low
                                                 Its President
Attest:

---------------------
Paul F. Farris
Its Secretary

                                        PACIFICA BANCORP, INC.


                                        By:
                                            ------------------------------------
                                                 Jeffery C. Low
                                                 Its President
Attest:

---------------------
Paul F. Farris
Its Secretary


STATE OF WASHINGTON                         )
                                            )  ss.
COUNTY OF KING                              )

         On this _____ day of __________________, 2001, before me, a Notary
Public in and for the State of Washington, personally appeared , as President, and , as Secretary, of PACIFICA BANK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed this instrument and acknowledged it to be their free and voluntary acts and deeds for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                    NOTARY PUBLIC in and for the State of Washington, residing at
                       ---------------------------------------------------------
                    My appointment expires
                                           -------------------------------------
                    Print Name
                               -------------------------------------------------









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

STATE OF WASHINGTON                         )
                                            )  ss.
COUNTY OF KING                              )

         On this _____ day of __________________, 2001, before me, a Notary
Public in and for the State of Washington, personally appeared , as President, and , as Secretary, of PACIFICA BANCORP, INC., personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed this instrument and acknowledged it to be their free and voluntary acts and deeds for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


                    NOTARY PUBLIC in and for the State of Washington, residing at
                       ---------------------------------------------------------
                    My appointment expires
                                           -------------------------------------
                    Print Name
                               -------------------------------------------------































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